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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2009


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Georgia                  000-28704               88-0429044
            -------                 -----------              ----------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)        Identification Number)

35193 Avenue "A", Suite-C, Yucaipa, California                 92399
----------------------------------------------                 -----
  (Address of principal executive offices)                  (Zip Code)

                                (800) 259-9622
                                --------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit
Report or Completed Interim Review

(a) Mr. Scott R. Sand, the Chief Executive Officer of Ingen Technologies, Inc., a Georgia corporation, concluded on July 27, 2009 that the Registrant's audited financial statements for the years ended May 31, 2008 and May 31, 2007 included as part of the Registrant's Form 10-KSB for the year ended May 31, 2008 and the registrant's financial statements included as part of the Registrant's interim report on Form 10-QSB for period ending August 31, 2008 should no longer be relied upon because of one or more errors in such financial statements. Upon beginning a review of the quarter ended November 30, 2008, Mr. Sand discovered that several notes were issued for services rendered in 2004-2007 that were unrecorded as of the aforementioned audit dates. Management is working with its auditors to properly restate its financial statements.

The Registrant will include restatements of its May 31, 2007 and May 31, 2008 financial statements in an amended Form 10-KSB for the year ended May 31, 2008 and will also amend its Form 10-Q for the period ended August 31, 2008. The registrant will amend these filings as soon as practically possible.

The Registrant's CEO discussed with the Registrant's independent auditors the matters disclosed in this filing under 4.02(a)

(b) The Registrant's auditor advised via e-mail on July 27, 2009 that action should be taken to prevent future reliance on a previously issued audit report and interim review related to previously issued financial statements. The auditor indicated that the May 31, 2008 10-KSB and August 31, 2008 10-Q should be amended. The Registrant's CEO discussed with the auditor the information in this filing under 4.02 (b).

Item 8.01 Other Events

On July 31, 2009, the Registrant entered a Settlement and Forbearance Agreement (the "Agreement") with the owners (the "Lenders") of Callable Secured Convertible Notes (the "Notes"). The Lenders commenced litigation against the Registrant to collect the amounts due under the Notes. Under the Agreement, the Registrant stipulated to a judgment for $4,500,000 and the Lenders agreed to forbear collection efforts until May 31, 2010 provided the Registrant delivers a weekly payment amount that consists of 40,000,000 shares or 20% of the prior week's trading volume. All warrants held by the Lenders were cancelled. Further, the Lenders granted the Registrant permission to offer up to $4,000,000 of new securities to investors so long as 1/2 of the net proceeds are used to reduce the judgment. A copy of the Agreement is attached as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

Exhibits

7.1      Letter from Auditor regarding non-reliance on financial statements
99.1     Settlement and Forbearance Agreement dated July 31, 2009



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  August 4, 2009                   INGEN TECHNOLOGIES, INC.


                                    By: /s/ Scott R. Sand
                                        -------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer